UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09995

T. Rowe Price Global Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Global Technology Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

After recording stellar gains over the past few years, our fund stumbled a bit at the start of 2016, although we again managed to outperform our peer group of similar funds. While the global economic environment has hardly been robust in recent years, investors grew much more nervous about conditions in early 2016, which led many to shun highly valued and fast-growing tech stocks in favor of their more established and cash-rich competitors. While we shared some of those concerns, we thought the reaction was misguided. As I have written to you before, we do not think that the “safe” approach in uncertain environments is to invest in slow-moving companies that will be significantly weaker and smaller in five or 10 years. Accordingly, we were active buyers when others were selling, and I am optimistic that our concentrated focus on the best global tech firms will continue to demonstrate our strategy’s relative worth—even as my overall return expectations for 2016 are somewhat muted.

PERFORMANCE COMPARISON

Our fund returned -1.84% in the six months ended June 30, 2016. The fund lagged the MSCI All Country World Index Information Technology but fared better than the Lipper Global Science/Technology Funds Index. Our mixed short-term performance had only a minimal impact on our strong long-term relative results, and we are pleased to note that the fund continued to rank first among its peers over all major longer-term time periods ended June 30, 2016. (Based on cumulative total return, Lipper ranked the Global Technology Fund 1 of 43, 1 of 41, 1 of 37, and 1 of 17 global science/technology funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2016, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The weakness that invaded global equity markets in the final months of 2015 worsened as 2016 began. Fears over slowing growth—particularly in China—a continued meltdown in energy prices, some worrisome U.S. economic data, and other factors led to a sharp rise in risk aversion. Markets fell sharply around the globe, and investors especially shunned fast-growing, highly valued stocks in areas such as technology, biotechnology, and media. The technology-heavy Nasdaq Composite Index in the U.S. almost fell into a bear market—declining over 18%, just short of the commonly accepted 20% threshold—and tech shares in other markets performed similarly.

Mid-February brought a reversal in sentiment, helped by a rebound in oil prices and strong central bank stimulus measures in key markets. By early June, most of the major benchmarks had recouped their earlier losses. Britain’s surprise vote to leave the European Union, or “Brexit,” fueled another bout of sharp volatility, but global markets were generally able to regain their footing by the end of our reporting period. The dollar rose in response to Brexit, but generally weakened over the period—a sharp contrast to recent years. As a result, non-U.S. stock returns received a modest boost in dollar terms.

Global technology stocks performed poorly in the first half of 2016, suffering declines and outperforming only financials stocks, according to MSCI sector indexes. Most industry groups within our sector benchmark recorded negative returns for the period. Hardware stocks performed particularly poorly among major segments, while IT services firms recorded a modest gain. Media stocks—a major portion of the fund but not the benchmark—also performed well. European technology stocks underperformed their peers, hurt by Brexit and other stock-specific factors.

PORTFOLIO REVIEW

We continued to maintain a relatively concentrated and flexible portfolio over the last six months—one in which we do not hesitate to take large positions in what we see as the best growth companies and then reduce or even eliminate our holdings as their valuations fluctuate. Our top contributor over the period was an amplified position in Amazon.com. In past letters, we have described our enthusiasm for Amazon’s growth prospects, even as the company has grown from an online bookseller to a diversified retailing, media, and technology giant. The stock performed well in April after the company reported accelerating unit growth and expanding revenues and earnings margins. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We are keeping a close eye on companies in the massive Chinese market that might be able to replicate Amazon and other leading U.S. firms’ success. Tencent Holdings, which is very similar to Facebook, was one of our top contributors, and online travel provider Ctrip.com International, China’s version of Priceline, also performed well. Unfortunately, we saw poor results from two of our Chinese e-commerce holdings, Alibaba Group Holding and JD.com, which fell partly because of worries over the health of the Chinese economy and consumer. While we do not expect a “hard landing” in China as its economy transitions, we do anticipate that e-commerce growth in the country will slow from a blistering pace to merely a strong one.

Stock-specific considerations led us to eliminate our position in both companies, however. We sold our position in Alibaba because we expect that its marketplace model (similar to eBay’s) will continue to lose ground to e-commerce sites that offer more quality guarantees. Instead we had recently preferred JD.com, whose business model is closer to Amazon’s, but concerns emerged over the quality of its products as well after some were shown to be counterfeits. We also worry about its growth now that lucrative smartphone sales have peaked. As a result of eliminating both companies, we have scaled back our Chinese Internet exposure considerably. I have no doubt that our Hong Kong-based analysts and I will find future opportunities in China, however.

We were subject to several other regional crosscurrents—both negative and positive—during the period. Partly as a result of the government’s reform efforts, Japanese companies have made efforts in recent years to become more accountable to shareholder interests, including by putting corporate coffers to work to improve returns. Shares of Japanese Internet and communications conglomerate Softbank surged early in the year when the company announced a massive share buyback. We believe the company remains undervalued relative to the sum of its parts, which include Softbank’s own telecommunications business as well as large holdings in Yahoo Japan, Sprint, and Alibaba.

Developments in Europe were not as fortuitous, mainly because of the surprise of the Brexit vote. The referendum took a particularly large toll on British-based European cable operator Liberty Global, as investors worried about what the impact would be on its formidable cash flows in markets throughout the Continent. We continue to like the company’s potential to expand its network, however, and we expect it might benefit from bundling its services with a telecom partner. Brexit also took a toll on our largest position, Dutch industrial chipmaker NXP Semiconductors. Investors are generally concerned about a slowdown in NXP’s auto end market, but we expect that its efforts in areas such as chip-enabled cards and mobile payments will lead to strong growth over the next two years. Overall, we saw strong results from our semiconductor positions, particularly from ASML Holding, Broadcom, and Microchip Technology.

Although turnover in the portfolio is typically high, we were especially active as tech stocks entered a bear market early this year and provided us a compelling chance to take new positions at attractive valuations or deepen existing ones. Along with Amazon, major purchases included increased positions in cloud-based software firm Workday and automaker Tesla Motors and a renewed purchase in salesforce.com. We reduced many of these positions later in the year as valuations recovered. We made a poorly timed purchase and sale in LinkedIn, reducing our stake after the company’s dismaying first-quarter results and before the announcement of its surprising acquisition by Microsoft—a misguided move by Microsoft, in our opinion. As a result, LinkedIn was our worst detractor for the period.

OUTLOOK

We do not expect to outperform the market over all shorter periods, and I am happy to acknowledge that the fund’s modest underperformance relative to our MSCI tech benchmark in early 2016 was dwarfed by its outperformance in 2015. That said, I am frustrated by LinkedIn and a few other underperformers in the first half of our fiscal year. With these behind us, I am confident that our relative performance will improve, particularly if the global economy remains sluggish and investors focus on those few companies able to grow earnings rapidly despite such an environment.

My expectations for absolute returns are more muted, however. Although the sell-off at the start of 2016 offered an attractive window to add to positions in leading firms, we are not currently seeing a wide range of valuation opportunities. In part, this is because large tech companies have also been on the hunt for promising smaller competitors, leaving fewer opportunities for direct investment in lucrative new technologies and markets. As a result, our cash position is the highest that it has been in some time. I do not believe now is the time to stretch to put this cash to work, however, by doubling down our investments in companies where valuations already discount their impressive prospects. Instead, we will be on the lookout for future bouts of volatility—whether sparked by political developments, new global financial concerns, or other worries—as an opportunity to add to our leading positions and find new ones. I continue to believe that our extensive global analyst team and careful research process can guide us to standout companies, and I look forward to reporting to you again in six months.

Respectfully submitted,

Joshua K. Spencer
President of the fund and chairman of its Investment Advisory Committee

July 19, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks have historically experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper Global Science/Technology Funds Index: An index of science and technology mutual fund performance returns of funds that invest in technology companies around the world for specified periods as tracked by Lipper Inc.

MSCI All Country World Index Information Technology: An index that tracks information technology stocks in developed and emerging markets.

Nasdaq Composite Index: A market value-weighted index of all common stocks listed on Nasdaq.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
NXP Semiconductors	7.9%
Workday	7.4
Liberty Global	5.8
Charter Communications	5.1
ASML Holding	5.0
Alphabet	4.8
salesforce.com	4.7
Amazon.com	4.4
FANUC	4.1
Sabre	3.8
Splunk	3.5
Priceline	3.4
Microchip Technology	3.2
Tesla Motors	3.1
Sensata Technologies Holding	3.0
Tencent Holdings	3.0
Amadeus IT Holding	1.8
Proofpoint	1.8
Zendesk	1.8
Softbank	1.6
Paylocity Holding	1.2
NetSuite	1.2
Palo Alto Networks	1.1
Liberty Ventures	0.9
Microsemi	0.8
Total	84.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 13.56	$ 12.32	$ 12.73	$ 10.12	$ 8.95	$ 9.42
Investment activities						
Net investment income (loss)(1)	(0.04)	(0.06)	(0.07)	–(2)	(0.01)	(0.03)
Net realized and unrealized gain / loss	(0.21)	2.66	2.95	3.98	1.74	(0.13)
Total from investment activities	(0.25)	2.60	2.88	3.98	1.73	(0.16)
Distributions						
Net investment income	–	–	–	(0.01)	–	–
Net realized gain	–	(1.36)	(3.29)	(1.36)	(0.56)	(0.31)
Total distributions	–	(1.36)	(3.29)	(1.37)	(0.56)	(0.31)
NET ASSET VALUE						
End of period	**$ 13.31**	**$ 13.56**	**$ 12.32**	**$ 12.73**	**$ 10.12**	**$ 8.95**

Ratios/Supplemental Data

Total return(3)	**(1.84)%**	**21.06%**	**23.99%**	**39.92%**	**19.24%**	**(1.64)%**
Ratio of total expenses to average net assets	0.91%(4)	0.91%	0.91%	0.95%	0.97%	0.98%
Ratio of net investment income (loss) to average net assets	(0.65)%(4)	(0.47)%	(0.49)%	0.04%	(0.09)%	(0.29)%
Portfolio turnover rate	87.2%	219.4%	228.6%	93.2%	182.4%	110.5%
Net assets, end of period (in millions)	$ 2,777	$ 2,718	$ 1,626	$ 984	$ 697	$ 500

(1) Per share amounts calculated using average shares outstanding method.
(2) Amounts round to less than $0.01 per share.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 89.5%		
HARDWARE 7.1%		
Consumer Electronics 0.0%		
Apple	2,900	277
		277
Supply Chain/Electronic Manufacturing 7.1%		
FANUC (JPY)	702,800	113,760
Sensata Technologies Holding (1)	2,415,332	84,271
		198,031
Total Hardware		198,308
INTERNET 15.7%		
Internet Media/ Advertising 7.8%		
Alphabet, Class C (1)	194,300	134,475
Tencent Holdings (HKD)	3,627,900	82,744
		217,219
Internet Retail 4.5%		
Amazon.com (1)	172,040	123,115
Flipkart Private Limited, Acquisition Date:3/19/15 Cost $402 (1)(2)(3)	3,526	340
		123,455
Internet Services 3.4%		
Ctrip.com International, ADR (1)	3,001	124
MakeMyTrip, (1)	20,077	298
Priceline (1)	76,190	95,116
		95,538
Total Internet		436,212

IT SERVICES 6.8%		
IT Services 5.6%		
Amadeus IT Holding, A Shares (EUR)	1,166,197	51,089
Sabre	3,923,700	105,116
		156,205
Processors 1.2%		
Paylocity Holding (1)	790,800	34,163
		34,163
Total IT Services		190,368
MEDIA 12.5%		
Cable/Satellite 11.6%		
Charter Communications, Class A (1)	618,976	141,523
Liberty Global, Series C (1)	5,667,910	162,386
Liberty Global LiLAC, Class C (1)	509,682	16,559
		320,468
Media & Entertainment 0.9%		
Liberty Ventures, Series A (1)	705,401	26,149
		26,149
Total Media		346,617
MISCELLANEOUS 3.1%		
Miscellaneous 3.1%		
Tesla Motors (1)	403,906	85,741
Total Miscellaneous		85,741
SEMICONDUCTORS 18.3%		
Analog Semiconductors 8.3%		
Analog Devices	179,000	10,138

NXP Semiconductors (1)	2,813,042	220,374
		230,512
Digital Semiconductors 3.3%		
Microchip Technology	1,774,700	90,084
QUALCOMM	2,900	155
		90,239
Semiconductor Capital Equipment 6.7%		
Applied Materials	831,700	19,936
ASML Holding (EUR)	1,395,381	138,315
Lam Research	80,600	6,775
Microsemi (1)	661,500	21,618
		186,644
Total Semiconductors		507,395
SOFTWARE 24.4%		
Applications Software 15.9%		
NetSuite (1)	461,153	33,572
New Relic (1)	316,500	9,299
salesforce.com (1)	1,637,500	130,034
Ultimate Software Group (1)	71,700	15,078
Workday (1)	2,746,888	205,110
Zendesk (1)	1,876,200	49,494
		442,587
Consumer Software 0.8%		
Activision Blizzard	542,600	21,503
		21,503
Enterprise Software 4.1%		
Coupa Software, Acquisition Date: 5/26/15, Cost $323 (1)(2)(3)	77,308	347
Splunk (1)	1,794,828	97,244

PREFERRED STOCKS 0.1%

INTERNET 0.1%

Internet Retail 0.1%

Flipkart Private Limited, Series A, Acquisition Date: 3/19/15 Cost $137 (1)(2)(3)	1,204	116
Flipkart Private Limited, Series C, Acquisition Date: 3/19/15 Cost $242 (1)(2)(3)	2,126	205
Flipkart Private Limited, Series E, Acquisition Date: 3/19/15 Cost $451 (1)(2)(3)	3,953	381
Flipkart Private Limited, Series G, Acquisition Date: 12/17/14 Cost $2,474 (1)(2)(3)	20,659	1,989
Total Preferred Stocks (Cost $3,304)		2,691

CONVERTIBLE PREFERRED STOCKS 0.5%

INTERNET 0.1%

Internet Retail 0.0%

Peixe Urbano, Series C, Acquisition Date: 12/15/11 – 12/26/14 Cost $1,295 (1)(2)(3)	41,445	18
		18

Internet Services 0.1%

Xiaoju Kuaizhi, Series A-17, Acquisition Date: 10/19/15 Cost $2,272 (1)(2)(3)	82,853	3,167
		3,167
Total Internet		3,185

IT SERVICES 0.0%

IT Services 0.0%

Apptio, Series D, Aquisition Date: 3/9/12, Cost $1,134 (1)(2)(3)	63,288	927
Total IT Services		927

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Global Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund incepted on September 29, 2000. The fund seeks to provide long-term capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $70,000 for the six months ended June 30, 2016.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2016, totaled $(2,199,000) for the six months ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,217,128,000 and $2,192,946,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2016, the cost of investments for federal income tax purposes was $2,575,987,000. Net unrealized gain aggregated $153,196,000 at period-end, of which $261,727,000 related to appreciated investments and $108,531,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2016, the fund had no deferred tax liability attributable to foreign securities and $2,265,000 of foreign capital loss carryforwards, including $13,000 that expire in 2017, $27,000 that expire in 2020, and $2,225,000 that expire in 2023.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates; $667,000 for T. Rowe Price Services, Inc.; and $70,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements, if any.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2016.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Technology Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016